UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 11, 2003

Date of Report (Date of earliest event reported)

BB&T CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101 (Zip Code)
(Address of principal executive offices)

(336) 733-2000

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

Segment Reporting

This Current Report on Form 8-K discloses additional information about the operating segments of BB&T Corporation (“BB&T”) following management’s decision during 2003 to begin presenting BB&T’s Specialized Lending operations as a separate segment. The presentation of this additional segment information does not change BB&T’s consolidated financial position or consolidated results of operations for any period presented.

The additional segment information is presented in Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to each of the three years in the period ended December 31, 2002 (the “MD&A”) and the related Consolidated Financial Statements and Notes to Consolidated Financial Statements of BB&T (the “Consolidated Financial Statements”), which are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report. The additional segment information is set forth in MD&A beneath the heading “Segment Results—Specialized Lending” and in Note 7 and Note 20 of Notes to the Consolidated Financial Statements. The Current Report also includes PricewaterhouseCoopers LLP’s updated audit report on the Consolidated Financial Statements, which reflects the extent of its audit of Note 7 and Note 20. Except as noted above, the Consolidated Financial Statements remain unchanged from the Consolidated Financial Statements that were filed in BB&T’s Annual Report on Form 10-K for the year ended December 31, 2002.

Regulatory Capital

BB&T’s Tier 2 capital and total regulatory capital as disclosed in its filings with the Federal Reserve Board have included subordinated notes outstanding under its subordinated indenture, which BB&T has determined includes certain provisions that do not comply with the Federal Reserve Board’s Tier 2 capital guidelines. BB&T has been instructed by the Federal Reserve Board staff to exclude such notes from its calculation of Tier 2 capital and total regulatory capital for purposes of future Federal Reserve filings. The exclusion of such notes from BB&T’s total regulatory capital as of September 30, 2003 would have reduced BB&T’s total risk-based capital ratio to 11.19%. The exclusion of these notes from BB&T’s regulatory capital does not affect the rights of the noteholders in any way and BB&T remains in full compliance with all terms of the notes outstanding under the subordinated indenture. The subordinated indenture under which these notes were issued will be amended, and BB&T will take such other action as is necessary, to make the provisions referred to above inapplicable to any future subordinated notes issued under the subordinated indenture. After giving effect to the exclusion of these subordinated notes, BB&T remains well capitalized in accordance with Federal Reserve guidelines.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND

EXHIBITS

(c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K

Exhibit 23(a)	Consent of PricewaterhouseCoopers LLP

Exhibit 23(b)	Consent of Arthur Andersen LLP

Exhibit 23(c)	Opinion of PricewaterhouseCoopers LLP

Exhibit 23(d)	Opinion of Arthur Andersen LLP

Exhibit 31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) or 15d-14(a) of the Exchange Act, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) or 15d-14(a) of the Exchange Act, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.1	Chief Executive Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.2	Chief Financial Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements

Exhibit 99.3	Explanation Concerning Absence of Current Written Consent of Arthur Andersen LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION (Registrant)

By:	/s/ EDWARD D. VEST
Edward D. Vest Senior Vice President and Corporate Controller (Principal Accounting Officer)

Date: December 11, 2003

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EXHIBIT INDEX

Exhibit 23(a)	Consent of PricewaterhouseCoopers LLP

Exhibit 23(b)	Consent of Arthur Andersen LLP

Exhibit 23(c)	Opinion of PricewaterhouseCoopers LLP

Exhibit 23(d)	Opinion of Arthur Andersen LLP

Exhibit 31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) or 15d-14(a) of the Exchange Act, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) or 15d-14(a) of the Exchange Act, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.1	Chief Executive Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.2	Chief Financial Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements

Exhibit 99.3	Explanation Concerning Absence of Current Written Consent of Arthur Andersen LLP

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